                                                                    EXHIBIT 99.1
                                                                    ------------

[OPTICARE(R) HEALTH SYSTEMS, INC. LOGO]

                                            Contact: Vincent S. Miceli, Director
                                                     of External Reporting
                                            OptiCare Health Systems, Inc.
                                            (203) 596-2236

FOR IMMEDIATE RELEASE

              OPTICARE REPORTS THIRD QUARTER 2004 FINANCIAL RESULTS

WATERBURY, Conn., November 15, 2004 -- OptiCare Health Systems, Inc. (Amex: OPT)
announced today that it reported total net revenues for the nine months ended
September 30, 2004 of $88.3 million, down from $95.7 million for the nine months ended September 30, 2003 and total net revenues for the three months ended
September 30, 2004 of $27.9 million, down from $32.3 million for the three months ended September 30, 2003. The Company also reported a loss from continuing operations for the nine months ended September 30, 2004 of $2.7 million, down from a loss from continuing operations of $10.5 million for the nine months ended September 30, 2003; loss from continuing operations for the three months ended September 30, 2004 of $1.8 million, down from a loss from continuing operations of $8.4 million for the three months ended September 30,
2003; net loss to common stockholders for the nine months ended September 30,
2004 of $4.6 million, down from a net loss to common stockholders of $11.0 million for the nine months ended September 30, 2003; and net loss to common stockholders for the three months ended September 30, 2004 of $2.4 million, down from a net loss to common stockholders of $8.6 million for the three months ended September 30, 2003.

ABOUT OPTICARE HEALTH SYSTEMS, INC.

OptiCare Health Systems, Inc. is an integrated eye care services company focused on vision benefits management and the distribution of products to eye care professionals, and consumer vision services, including medical, surgical and optometric services and optical retail.

This press release may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
These statements include, but are not limited to, statements containing words such as "plan," "anticipate," "expect," "intend," "believe," "will," or similar expressions. The company's actual results could differ materially from those expressed or indicated by any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the impact of the restatements, the reaction of the company's stockholders, customers, venders and lenders to the reviews and restatements, the risk that the company may not be able to improve cash flow, may not be able to successfully integrate its acquisitions, to retain and attract qualified employees, the impact of current and future governmental regulations in existing lines of business, the company's ability to successfully and profitably manage its operations and growth of the operations, if any, the risks related to managed care contracting, and the ability of the company to successfully raise capital on commercially reasonable terms, if at all. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in the company's filings with the
Securities and Exchange Commission, including its Annual Report on Form 10-K/A for the fiscal year ending December 31, 2003. Forward-looking statements speak only as of the date they are made, and the company undertakes no duty or obligation to update any forward-looking statements in light of new information or future events.

================================================================================

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                                           SEPTEMBER 30,         DECEMBER 31,        SEPTEMBER 30,
                                                               2004                 2003                 2003
                                                          ----------------     ----------------    -----------------
                                                                                                      As Restated

ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                     $  2,950             $  1,695             $  2,233
   Accounts receivable, net                                         7,989                7,867               10,025
   Inventories                                                      5,160                5,770                6,296
   Assets held for sale                                                 -                1,652                1,535
   Other current assets                                             1,174                  565                  592
                                                          ----------------     ----------------    -----------------
      TOTAL CURRENT ASSETS                                         17,273               17,549               20,681
                                                          ----------------     ----------------    -----------------
Property and equipment, net                                         3,732                4,647                5,180
Goodwill, net                                                      17,917               17,892               18,231
Intangible assets, net                                              1,096                1,179                1,207
Assets held for sale, non-current                                       -                1,339                1,475
Other assets                                                        3,531                3,249                2,990
                                                          ----------------     ----------------    -----------------

TOTAL ASSETS                                                     $ 43,549             $ 45,855             $ 49,764
                                                          ================     ================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                              $  8,739             $  5,525             $  8,705
   Accrued expenses                                                 7,050                5,379                6,284
   Current portion of long-term debt                               10,090               10,828                9,057
   Liabilities of held for sale business                                -                1,241                1,324
   Other current liabilities                                          950                  548                  421
                                                          ----------------     ----------------    -----------------
      TOTAL CURRENT LIABILITIES                                    26,829               23,521               25,791
                                                          ----------------     ----------------    -----------------

Long-term debt, less current portion                                   78                1,775                1,549
Other liabilities                                                     513                  512                  522
                                                          ----------------     ----------------    -----------------
      TOTAL NON-CURRENT LIABILITIES                                   591                2,287                2,071
                                                          ----------------     ----------------    -----------------

Series B 12.5% mandatorily redeemable, convertible
   preferred stock--related party                                   6,163                5,635                5,476

STOCKHOLDERS' EQUITY:
Series C preferred stock--related party                                 1                    1                    1
Common stock                                                           31                   30                   30
Additional paid-in-capital                                         79,347               79,700               79,853
Accumulated deficit                                               (69,413)             (65,319)             (63,458)
                                                          ----------------     ----------------    -----------------
      TOTAL STOCKHOLDERS' EQUITY                                    9,966               14,412               16,426
                                                          ----------------     ----------------    -----------------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                                          $ 43,549             $ 45,855             $ 49,764
                                                          ================     ================    =================

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                        THREE MONTHS                     NINE MONTHS
                                                                    ENDED SEPTEMBER 30,              ENDED SEPTEMBER 30,
                                                                 ---------------------------     ----------------------------
                                                                     2004            2003            2004            2003
                                                                 ------------    -----------     ------------    ------------

NET REVENUES:
  Managed vision                                                    $  6,547       $  7,118         $ 18,864       $  22,006
  Product sales                                                       16,615         20,023           52,452          56,961
  Other services                                                       4,776          4,809           15,236          13,982
  Other income                                                             -            352            1,718           2,720
                                                                 ------------    -----------     ------------    ------------
    Total net revenues                                                27,938         32,302           88,270          95,669
                                                                 ------------    -----------     ------------    ------------
OPERATING EXPENSES:
  Medical claims expense                                               4,914          5,993           14,274          17,250
  Cost of product sales                                               12,937         15,683           40,900          44,251
  Cost of services                                                     1,870          2,024            6,338           5,922
  Selling, general and administrative                                  9,231          9,749           27,248          27,488
  Goodwill impairment loss                                                 -          1,300                -           1,300
  Loss from early extinguishment of debt                                   -              -                -           1,847
  Depreciation                                                           432            632            1,243           1,334
  Amortization                                                            27             29               83              87
  Interest                                                               300            330              896           1,719
                                                                 ------------    -----------     ------------    ------------
    Total operating expenses                                          29,711         35,740           90,982         101,198
                                                                 ------------    -----------     ------------    ------------

Loss from continuing operations before taxes                          (1,773)        (3,438)          (2,712)         (5,529)
Income tax expense (benefit)                                             (20)         5,001               32           4,929
                                                                 ------------    -----------     ------------    ------------
Loss from continuing operations                                       (1,753)        (8,439)          (2,744)        (10,458)

Discontinued operations
  Loss from discontinued operations (including
    loss on disposal of $1,005 in 2004)                                 (421)           (57)          (1,350)            (52)
  Income tax benefit                                                       -             20                -              18
                                                                 ------------    -----------     ------------    ------------
  Loss on discontinued operations                                       (421)           (37)          (1,350)            (34)

Net loss                                                              (2,174)        (8,476)          (4,094)        (10,492)
Preferred stock dividends                                               (177)          (159)            (528)           (459)
                                                                 ------------    -----------     ------------    ------------
Net loss to common stockholders                                     $ (2,351)      $ (8,635)        $ (4,622)      $ (10,951)
                                                                 ============    ===========     ============    ============

LOSS PER SHARE- BASIC AND DILUTED:
Loss from continuing operations                                     $ (0.06)       $ (0.29)         $ (0.11)        $ (0.37)
Discontinued operations                                               (0.02)           0.00           (0.04)            0.00
Net loss                                                              (0.08)         (0.29)           (0.15)          (0.37)